UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2022

IOTA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27587	22-3586087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Hamilton Street, Suite 1010 Allentown, PA	18101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (855) 743-6478

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Management of Iota Communications, Inc., a Delaware corporation (the “Company”), has re-evaluated the Company’s accounting treatment and reporting of certain indirect tax liabilities (the “Tax Liabilities”). Pursuant to such re-evaluation, on February 1, 2022, the Company’s management and the Company’s board of directors (the “Board”) concluded that the Company’s previously issued (i) audited annual financial statements included in the Company’s Annual Report on Form 10-K for the annual period ended May 31, 2019 filed with the SEC on Form 10-K on September 13, 2019 (the “Original 10-K”) and (ii) unaudited interim financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended August 31, 2019, November 30, 2019 and February 29, 2020, filed with the SEC on October 15, 2019, January 22, 2020 (amended on January 22, 2020 and November 6, 2020), and April 30, 2021, respectively, (collectively, the “Affected Periods”), cannot be relied upon and should be restated to update the reporting of  Tax Liabilities.  As such, the Company intends to restate its interim financial statements for the Affected Periods and to restate the audited financial statements contained in the Original 10-K.  The Company’s management and the Board have discussed the matters disclosed above in this Current Report on Form 8-K pursuant to Item 4.02 with Friedman LLP, the Company’s former independent registered public accounting firm.

Additionally, on Saturday, February 26, 2022, the Company received notice (the “Notice”) from its former independent registered public accounting firm, Friedman LLP, that the accounting firm has decided to withdraw its previously issued audit opinions with respect to the audited financial statements of the Company for fiscal years ending May 31, 2018 (the “2018 Statements”) and 2019 (the “2019 Statements”), and that the same should not be relied upon. The 2018 Statements were initially filed in the Company’s Current Report on Form 8-K/A on March 19, 2019. The 2019 Statements were initially filed in the Original 10-K.  The Company’s management has discussed the foregoing with Friedman LLP.

The Company provided Friedman LLP with a copy of the disclosures it is making in Item 4.02 prior to the time this Current Report on Form 8-K was filed with the Securities and Exchange Commission (“SEC”). The Company requested that Friedman LLP furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein, and if not, stating the respects in which it does not agree.  A letter from Friedman LLP is filed as Exhibit 7.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
7.1	Letter of Friedman LLP, dated March 4, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOTA COMMUNICATIONS, INC.
(Registrant)

Date:	March 4, 2022
		By:	/s/ Terrence DeFranco
Terrence DeFranco
Chief Executive Officer

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